VANGUARD NEW JERSEY
TAX-EXEMPT FUNDS

VANGUARD NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND

VANGUARD NEW JERSEY INSURED LONG-TERM
  TAX-EXEMPT FUND

[PHOTO]

Annual  Report
November 30, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS

                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        7

                                   REPORT FROM
                                   THE ADVISER

                                        9

                              PERFORMANCE SUMMARIES
                                       11

                                  FUND PROFILES
                                       13

                              FINANCIAL STATEMENTS
                                       16

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS

                                       31

                      All comparative mutual fund data are
                          from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C.  Bogle
Chairman & CEO           Senior Chairman

Interest rates declined on balance during the twelve months ended November 30, 1998--the fiscal year for the Vanguard New Jersey Tax-Exempt Funds--providing a significant boost to prices of tax-exempt municipal bonds. In this bond-friendly environment of lower rates and tame inflation, our New Jersey Insured Long-Term Tax-Exempt Fund provided an excellent total return of +7.6% that surpassed the return of its average peer. Our New Jersey Tax-Exempt Money Market Fund's return of +3.2% also outdistanced that of its competitors.

       The adjacent table presents each fund's twelve-month return along with its income and capital components. The total return (capital change plus reinvested dividends) of the Insured Long-Term Tax-Exempt Fund is based on a change in net asset value from $11.72 per share on November 30, 1997, to $11.98 per share on November 30, 1998, adjusted for dividends totaling $0.599 per share paid from net investment income and for a distribution of $0.011 per share paid from net realized capital gains. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield stood at 4.26%, the Money Market Fund's yield at 2.92%.

-----------------------------------------------------------------
                              COMPONENTS OF TOTAL RETURNS
                         FISCAL YEAR ENDED NOVEMBER 30, 1998
                    ---------------------------------------------
NEW JERSEY
TAX-EXEMPT FUND              INCOME      CAPITAL       TOTAL
-----------------------------------------------------------------
Money Market                 +3.2%        0.0%         +3.2%
  (SEC 7-Day Annualized
   Yield: 2.92%)

Insured Long-Term            +5.3        +2.3          +7.6
-----------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

During the twelve months ended November 30, investors fretted over a variety of developments both here and abroad, from the debt problems of foreign governments to a huge hedge-fund bailout to growing concern about corporate profits. Overall, the uncertainty made for a tumultuous, but ultimately rewarding, period in the equity markets and a fine fiscal year for bonds.

       The yield of the benchmark 30-year U.S. Treasury bond fell about 100 basis points on balance, ending the period at 5.06% after bottoming out at 4.72% in early October. During the autumn, the Federal Reserve Board trimmed short-term rates three times in seven weeks by a total of 0.75 percentage point, citing the strain of international woes on the U.S. economy. The economy continued to exhibit steady growth (about 3% during the period) and inflation remained low. Consumer prices were up just 1.5% for the fiscal year.

       Of course, as interest rates drop, bond prices rise. That meant outstanding returns for bonds during the fiscal year, particularly for longer-maturity issues, which benefit most from interest-rate declines. The Lehman Brothers Long U.S. Treasury Bond Index earned a total return of +15.7%, with its +7.2% income return augmented by an +8.5% capital return.

       Yields on high-grade long-term municipal bonds did not fall as far as those for Treasury securities. Top-rated long-term municipal bonds ended the fiscal year with a yield of 4.89%, down from 5.25% at the end of November 1997. Yields on top-grade (MIG-1) 3-month notes, which are more sensitive than longer-term issues to changes in short-term interest rates, declined on balance to 2.95% from 3.80% a year earlier. For the twelve months, the Lehman 10 Year Municipal Bond Index, a good measure of the long-term municipal market, returned +8.1%--an outstanding return considering the tax advantages of municipal bonds and the extremely low inflation rate.

       The U.S. stock market, meanwhile, weathered a severe summer storm that drove the broad market down nearly 20% and clipped more than 40% from the value of many smaller stocks. A swift recovery ensued during the final three months of the fiscal year, and for the twelve months, the Standard & Poor's 500 Composite Stock Price Index was up +23.7%.

       The 1998 fiscal year will likely be remembered as a period of extraordinary relative value in the municipal bond market. On November 30, yields on long-term U.S. Treasuries and long-term municipal bonds were nearly identical--a truly remarkable occurrence, given that income from state-specific municipal bond funds is exempt from federal, state, and local taxes for state residents. The yield convergence has been the result of several factors. Treasury bonds benefited from both an easing of inflation fears and a "flight to quality" by foreign investors--particularly from Asia--who bought Treasury securities to protect themselves from declines in their currencies versus the U.S. dollar. Meanwhile, new Treasury issuance dropped--thanks to the federal budget surplus--and issuance of new municipal bonds soared, dampening prices a bit and keeping yields high in relation to Treasuries.

       Throughout the summer and into the fall, yields of long-term municipal bonds were equal to about 98% of the yield on comparable Treasuries, and on several occasions muni yields matched or even slightly exceeded Treasury yields. To be sure, this phenomenon is temporary, but it made municipal bonds as valuable in relation to Treasuries as they've ever been. Historically, municipal bonds have offered a yield equal to about 84% of the yield on Treasury bonds.

       It's always important to view the performance of bonds in the proper perspective, especially after a year when declining interest rates pushed returns higher. As you may recall, during the past two fiscal years bond prices received only a small capital boost. Just four years ago, in 1994, interest rates rose sharply and bond prices plunged, providing a painful lesson about the volatility of bond-fund returns. It is also important for investors to understand that the ever-present fluctuations in the bond market tend to offset each other over longer periods, leaving the rate of interest income as the dominant long-term source of bond returns.

FISCAL 1998 PERFORMANCE OVERVIEW

The +7.6% return of Vanguard New Jersey Insured Long-Term Tax-Exempt Fund topped the +7.0% return of the average New Jersey municipal bond fund and fell a bit short of the +7.8% return of the unmanaged Lehman Municipal Bond Index. This index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. Though the majority of our total return came from interest income, the fund earned a capital return of +2.3% that reflected the interest-rate decline. The Tax-Exempt Money Market Fund provided a total return of +3.2%, outpacing the +2.8% return of its average peer.

THE MUNICIPAL BOND TAX ADVANTAGE

For New Jersey residents, the income earned by our funds is exempt from state, local, and federal income taxes. At current yields, that means that investors in long-term municipal bonds who are taxed at the highest marginal tax rate can earn an astounding 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. Our Tax-Exempt Money Market Fund also offers New Jersey residents a distinct advantage over Treasuries with similar maturities. On November 30, the yield of MIG-1 notes was 11% higher than the after-tax yield of 90-day U.S. Treasury bills. To look at this another way, a yield of 5.1% on a tax-exempt long-term bond would be the equivalent of an 8.4% taxable yield for New Jersey taxpayers subject to the highest tax rates. For a tax-exempt short-term yield of 3.0%, the taxable equivalent would be 5.0%.

       These remarkable advantages are illustrated in the table below, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1998, assuming a $100,000 investment.


------------------------------------------------------------------------
                                       ILLUSTRATION OF INCOME FROM
                                   A HYPOTHETICAL $100,000 INVESTMENT
                                   ----------------------------------
                                      SHORT-TERM         LONG-TERM

------------------------------------------------------------------------
Taxable gross income                    $4,500            $5,100
Less taxes (39.6%)                      (1,800)           (2,000)
Net after-tax income                     2,700             3,100
------------------------------------------------------------------------
Tax-exempt income                       $3,000            $5,100
------------------------------------------------------------------------
Tax-exempt income advantage                300            $2,000
------------------------------------------------------------------------
Percentage advantage                       11%               65%
------------------------------------------------------------------------

This illustration assumes current yields (as of November 30, 1998) of 5.1% for long-term U.S. Treasury bonds, 4.5% for U.S. Treasury bills, 5.1% for long-term municipals, and 3.0% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

       Of course, in terms of credit quality, state-specific municipal bond funds, by definition, don't match up to U.S. Treasury bond funds, whose securities are backed by the full faith and credit of the U.S. government. Also, single-state municipal bond funds lack geographic diversification. Private insurance on the bonds in our New Jersey Long-Term Tax-Exempt Fund, however, substantially mitigates these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

       Portfolio insurance generally is not available for short-term securities, so our investment adviser, Vanguard Fixed Income Group, is responsible for preserving the principal of the Tax-Exempt Money Market Fund--a responsibility the group fulfilled admirably. We remind you that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The adjacent table compares the longer-term performance of our funds with those of their average peer mutual funds. It also illustrates our performance edge over our competitors, based on hypothetical investments of $10,000 made a decade ago in the funds and their average competitors.

-------------------------------------------------------------------------------------
                                              TOTAL RETURNS
                                    TEN YEARS ENDED NOVEMBER 30, 1998
                      ---------------------------------------------------------------
                              AVERAGE                     FINAL VALUE OF A
                            ANNUAL RATE             $10,000 INITIAL INVESTMENT*
                      ---------------------     -------------------------------------
                                   AVERAGE                   AVERAGE
NEW JERSEY            VANGUARD    COMPETING     VANGUARD    COMPETING       VANGUARD
TAX-EXEMPT FUND         FUND        FUND          FUND        FUND         ADVANTAGE
-------------------------------------------------------------------------------------
Money Market           +3.8%        +3.5%       $14,486      $14,169         $317
Insured Long-Term      +8.2         +7.7         21,986       21,020          966
-------------------------------------------------------------------------------------

*Assuming reinvestment of all income dividends and capital gains distributions.


       Our advantage is explained, in part, by our much lower expenses, a factor that helps us toward our goal of providing returns that exceed those of competitive norms. Our funds had expense ratios (annual expenses as a percentage of average net assets) of 0.20% during the fiscal year, far below both the 1.03% charged by the average long-term state tax-exempt fund and the 0.53% charged by the average state tax-exempt money market fund. We believe this powerful advantage is sustainable. Another reason for our success is the skillful management of Vanguard Fixed Income Group, which has helped guide our funds to their superior record while maintaining the highest investment quality in the industry.

       We emphasize that the longer-term returns shown in the table are higher than investors should expect with interest rates at current levels. Our Insured Long-Term Fund's returns have been boosted by capital appreciation due to generally declining interest rates during the past decade. But interest rates cannot decline forever. Investors looking for a realistic forecast of future returns on long-term bonds should not regard past returns as a guide. The best indicator of the average future return on long-term bonds--and it is not a perfect predictor--is the current yield on those bonds.

IN SUMMARY

The excellent returns earned by bonds over the past twelve months--as well as over the past decade--should not lull investors into a false sense of security about the safety of bonds or the reliability of returns. Bond returns will inevitably revert to their historical (lower) averages, possibly with little or no warning.

       We believe that the specific risks of bonds, and the general risks of investing, can be managed by a balanced investment program that includes stock funds, bond funds, and money market funds suited to an individual's objectives, time horizon, tolerance for risk, and financial situation. Once you have such a program, you should be prepared to stick with it through good times and bad.


/s/ JOHN C. BOGLE                               /s/ JOHN J. BRENNAN

John C. Bogle                                   John J. Brennan
Senior Chairman                                 Chairman and
                                                Chief Executive Officer

December 18, 1998

NOTE: You'll observe that we have made minor changes in the names of the Vanguard New Jersey Tax-Exempt Funds. We replaced the word "Tax-Free" with "Tax-Exempt" and replaced "Portfolio" with "Fund" as part of a broader effort to clarify the names in our fund lineup.

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of Vanguard New Jersey Tax-Exempt Funds overwhelmingly approved five proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the funds' assets at the time of the vote, this change will reduce the amount of state taxes paid each year by some Vanguard funds. The Vanguard New Jersey Tax-Exempt Funds will not realize any tax savings as a result of the change, but the funds will benefit from the efficiency of being organized the same way as all other Vanguard Funds. Approved by 95.15% of the shares voted, as follows:

          --------------------------------------------------------------------
                    FOR                   AGAINST                   ABSTAIN
          --------------------------------------------------------------------
                618,147,395              17,548,973                13,933,265
          --------------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the New Jersey Tax-Exempt Funds to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the funds' investment programs; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

-------------------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT FUND           FOR          AGAINST         ABSTAIN      APPROVED BY
-------------------------------------------------------------------------------------------
Money Market                     529,285,862     52,565,513     19,194,182      88.06%
-------------------------------------------------------------------------------------------
Insured Long-Term                 45,205,314      2,122,248      1,256,513      93.05%
------------------------------------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved as follows:

-------------------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT FUND           FOR          AGAINST        ABSTAIN        APPROVED BY
-------------------------------------------------------------------------------------------
Money Market                     515,764,863     66,381,817     18,898,877      85.81%
-------------------------------------------------------------------------------------------
Insured Long-Term                 44,262,635      3,016,812      1,304,629      91.11%
-------------------------------------------------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the funds' policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light
                                                        (continued on next page)
of the funds' Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved as follows:

------------------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT FUND           FOR          AGAINST         ABSTAIN      APPROVED BY
------------------------------------------------------------------------------------------
Money Market                     524,059,695     59,776,663     17,209,200       87.19%
------------------------------------------------------------------------------------------
Insured Long-Term                 44,795,927      2,644,023      1,144,126       92.20%
------------------------------------------------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--BONDS SECURED BY INTERESTS IN OIL, GAS, OR MINERAL PROGRAMS. This change amends a policy prohibiting investments in interests in oil, gas, or other mineral exploration or development programs. While the funds still cannot invest directly in oil, gas, or mineral programs, the change clarifies that the funds can invest in bonds and money market instruments secured by interests in these programs. Approved as follows:

------------------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT FUND           FOR          AGAINST         ABSTAIN      APPROVED BY
------------------------------------------------------------------------------------------
Money Market                     517,659,858     58,596,692     24,789,008       86.13%
------------------------------------------------------------------------------------------
Insured Long-Term                 44,696,235      2,590,564      1,297,277       92.00%
------------------------------------------------------------------------------------------

                                                                         [PHOTO]
THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1998

U.S. financial markets produced solid overall gains during the fiscal year ended November 30. The S&P 500 Index gained 23.7% for the 12-month period, overcoming a sharp summer setback. Bond prices rose as interest rates declined. Returns from overseas stock markets varied widely, with big gains in Europe and losses in most other markets.

U.S. STOCK MARKETS

The stock market's gains during the fiscal year were concentrated in large-capitalization growth stocks. Within the S&P 500 Index, the growth stocks rose 33.7%, while the value stocks were up 13.2%. The market's overall bias toward large-caps showed starkly in the contrast between the S&P 500 and other indexes. While the S&P 500 was rising 23.7%, the rest of the market returned a paltry 2.6%, as measured by the Wilshire 4500 Equity Index. Small-cap stocks, as represented by the Russell 2000 Index, did even worse--a negative return of 6.6%.

       The market's ascent was not without incident, even for large-cap stocks. After rising strongly to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the boundary distinguishing a bear market from a mere "correction." Declines were certifiably bearish for smaller stocks, however.

       The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a continuance of economic weakness in Asia. The persistence of Asia's economic troubles--which first surfaced in mid-1997--began to slow the economic expansions in the United States and Europe.

--------------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                            PERIODS ENDED NOVEMBER 30, 1998
                                           -------------------------------------
                                           1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             23.7%        26.7%        23.0%
   Russell 2000 Index                        -6.6         10.3         11.3
   MSCI EAFE Index                           16.8          9.3         10.2
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                9.5%         7.7%         7.3%
   Lehman 10 Year Municipal Bond Index        8.1          6.9          6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                5.1          5.2          5.1
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.5%         2.2%         2.4%
--------------------------------------------------------------------------------

       The rebound in stocks late in the fiscal year occurred even though several sources of uncertainty remained, including doubts about global economic growth and reductions in securities analysts' forecasts of future corporate earnings. Stock prices got considerable help from the decline in interest rates. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

       Three forces clearly shaped the performance of industry sectors. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of economic troubles abroad), and fortresses (companies somewhat protected from competition).

       In contrast to the cautious stance of investors during fiscal 1998, U.S. consumers threw caution to the wind. Feeling flush because of plentiful jobs (the nation's unemployment rate was 4.4% at fiscal year-end) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer discretionary firms, such as retailers (+26%) and consumer staples (+22%).

       Fear was a factor in the lagging returns in industry groups considered to be vulnerable to slowing global growth, falling commodity prices, and tougher price competition from foreign suppliers. Among these--all traditional value sectors--were firms in the "other energy" category (-37%); chemical and other materials & processing firms (essentially a zero return); and makers of producer durables such as airplanes and machinery (+2%). Conversely, utilities did well (+35%) in part because they are seen as relatively insulated from foreign competition or economic woes. Fortresses are companies perceived as relatively safe from competitors because of patented products or brands. Such companies led the year's best-performing sectors: technology (+49%) and health care (+43%).

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board had the flexibility to cut short-term rates in three quarter-point steps in the autumn because inflation was remarkably tame--consumer prices rose just 1.5% for our fiscal year.

       In this bond-friendly environment, yields on long-term Treasury issues fell by roughly 100 basis points (1 percentage point), with the 30-year Treasury bond ending the fiscal year at 5.06%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a total return of 15.7%, an astounding margin of some 14 percentage points over the inflation rate.

       Reflecting investors' flight to quality and worries about slowing economic growth, prices fell for high-yield "junk" bonds. Even high-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods when falling rates lead to greater refinancing activity by homeowners, resulting in unwanted prepayments of principal. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds as well as Treasuries, and has an intermediate-term average maturity, earned 9.5%.

       Yields on long-term municipal bonds declined only modestly during the fiscal year, and by November 30 were only slightly lower than yields on comparable Treasury securities. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outdistanced even the S&P 500 Index, but Asian and Latin American markets were generally down during the fiscal year. As a group, European stocks earned 27.8% in U.S.-dollar terms. Europe's bull market was fueled by continuing economic growth, lower interest rates, increased corporate merger activity, and optimism about the effects of the euro, a common currency due to be adopted in 1999 by 11 nations.

       Japan's stock market continued to suffer from the effects of a severe recession and a shaky banking system. Stocks in Tokyo fell 4.5% in U.S.-dollar terms. Elsewhere in Asia, returns were mixed, ranging from a rebound of 21% in South Korea, through Australia's 11% gain, to big losses in Indonesia (-52%), Malaysia (-42%), New Zealand (-25%), and Singapore (-18%). Losses were steep throughout Latin America, including Mexico (-32%), Venezuela (-59%), Brazil (-20%), and Chile (-22%).

REPORT FROM THE ADVISER                                                  [PHOTO]

During the fiscal year ended November 30, nervous global investors flocked to the safety of U.S. Treasury securities. The "flight to quality" began with the collapse of Asian markets early in the year, then spread throughout the emerging economies of the world. With each round of negative world events, U.S. Treasury yields fell as investors bid up bond prices. In contrast to the volatility on world financial markets, sailing was smooth for the U.S. economy, which produced stable growth and low inflation. The Federal Reserve Board initially was reluctant to lower short-term interest rates in the face of the fundamental strength of the domestic economy; however, signs of international economic calamity loomed ever larger, threatening future U.S. growth. By the second half of our fiscal year, it was clear that domestic export-sensitive sectors were slowing, and stock market volatility increased. The Fed then cut short-term interest rates by a total of three-quarters of a percentage point. To date, the Fed's action has helped calm the fears of a worldwide credit crunch and stemmed investors' flight from risk. We will have to wait and see whether the worst is over for global markets.

       As one would expect, municipal bond yields fell in sympathy with the decline in Treasury yields. However, a large supply of new tax-exempt bonds muted the price increases. Consequently, municipal bonds underperformed their Treasury bond counterparts. During the fiscal year, the benchmark 30-year U.S. Treasury bond yield declined nearly 1 percentage point (from 6.05% to 5.06%). In contrast, the yield on an AAA-rated tax-exempt bond of similar maturity declined only three-tenths of 1 percent (from roughly 5.2% to 4.9%), and produced commensurately less price appreciation.

       As noted, the supply of new tax-exempt bonds grew dramatically during our fiscal year. Two factors led to this increase in municipal debt. First, as interest rates declined, municipalities rushed to issue new bonds that would refinance their older, higher-coupon debt. Second, the financial strength of many states and localities improved as robust economic performance boosted tax revenues. This increased financial sustenance allowed many issuers to fund new capital projects with tax-exempt debt. In all, tax-exempt issuance for the year was up 27% to $278 billion in new bonds.

       This abundance of new bonds offers unique value to investors in longer-term municipal issues. As of our fiscal year-end, the yield on a high-quality, long-maturity municipal bond was equal to an unusually high 96.8% of the yield on a comparable U.S. Treasury security. At certain points during the fiscal period, AAA-rated insured municipal bonds actually offered yields higher than Treasury bonds, a situation not seen since 1986. For investors in the maximum federal tax bracket (39.6%), high-grade municipal bonds offer about 3 percentage points in additional taxable-equivalent yield over comparable U.S. Treasuries. Our state tax-exempt funds further boost after-tax returns by providing income exempt from state tax. In the past, municipal bond yields have not stayed high relative to Treasury bonds for long. However, because of the persistence of global uncertainty and its beneficial effect on prices of Treasury bonds, it's hard to predict when municipal yields will return to more-normal levels. In the meantime, longer-term municipal bonds are a steal.

       The high credit quality of the Vanguard New Jersey Tax-Exempt Funds played an important role in our strong performance relative to peers. Early in our fiscal year, demand was quite strong for the higher yields of uninsured bonds and those of speculative-grade credit quality. Market participants disregarded the added credit risk they were assuming. Demand for lower-quality securities was so high that investors accepted ever-smaller yield premiums for assuming the extra credit risk, and yield spreads between bonds of different quality tightened. But the bankruptcy of a major Pennsylvania hospital group in summer 1998 caused many bondholders to reconsider the relationship between yield and credit quality.

       Investors in Vanguard's insured single-state tax-exempt funds receive additional credit protection. Although this municipal bond insurance does not protect against changes in market value, it does guarantee the timely payment of principal and interest. Our single-state tax-exempt funds are able to offer the dual benefits of high credit quality and attractive yields year after year because of our low expenses. Our emphasis on high credit quality should allow our shareholders to sleep comfortably.

       Over time, the simple combination of a disciplined risk approach with low expenses has proven to be a powerful force for maximizing total return for shareholders. Our continued focus on these basics produced the desired results in fiscal 1998.

       Yields on 1-year tax-exempt money market instruments fell 76 basis points (0.76 percentage point) during the second half of our fiscal year, even though summer is traditionally a season for heavy municipal borrowing. Over the full 12 months, the decline was 82 basis points, leaving the yield on the benchmark 1-year MIG-1 note at 2.99% on November 30. By comparison, the yield on 1-year U.S. Treasury bills fell 92 basis points during the second half and 99 basis points for the full year, closing with a yield of 4.50%. The plunge in short-term yields was fueled by the global "flight to quality" and by the Fed's 75-basis-point cut in the federal funds rate. At fiscal year-end, the yield on 1-year MIG-1 notes therefore was equal to 66.4% of the yield on comparable Treasury bills. Though this ratio is less favorable than that for yields of long-term municipal bonds in relation to those of Treasury bonds, municipal money markets still offer value for investors in the highest tax brackets.

       As the new year begins, the New Jersey Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low expenses. We believe these attributes will, over time, generate superior risk-adjusted returns.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

December 10, 1998

INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New Jersey income taxes by investing in insured and high-quality uninsured securities issued by New Jersey state, county, and municipal governments.

PERFORMANCE SUMMARY

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS:FEBRUARY 3, 1988-NOVEMBER 30, 1998
-----------------------------------------------------------
                 NEW JERSEY TAX-EXEMPT         AVERAGE
                    MONEY MARKET FUND           FUND*
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------
1988        0.0%        4.2%        4.2%         4.3%
1989        0.0         6.3         6.3          6.4
1990        0.0         5.8         5.8          5.8
1991        0.0         4.5         4.5          4.5
1992        0.0         3.0         3.0          2.8
1993        0.0         2.3         2.3          2.0
1994        0.0         2.5         2.5          2.2
1995        0.0         3.6         3.6          3.3
1996        0.0         3.2         3.2          2.9
1997        0.0         3.3         3.3          3.0
1998        0.0         3.2         3.2          2.8
-----------------------------------------------------------

SEC 7-Day Annualized Yield (11/30/1998): 2.92%

*Average New Jersey Tax-Exempt Money Market Fund.
See Financial Highlights table on page 26 for dividend information for the past five years.


CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
-----------------------------------------------------------
               New Jersey          Average
               Tax-Exempt         New Jersey
              Money Market     Tax-Exampt Money
                  Fund            Market Fund
1988  11         10000                10000
1989  02         10147                10153
1989  05         10319                10326
1989  08         10477                10483
1989  11         10633                10638
1990  02         10785                10790
1990  05         10943                10948
1990  08         11094                11099
1990  11         11249                11256
1991  02         11391                11397
1991  05         11518                11529
1991  08         11638                11635
1991  11         11760                11758
1992  02         11862                11855
1992  05         11956                11948
1992  08         12036                12005
1992  11         12118                12083
1993  02         12190                12148
1993  05         12260                12214
1993  08         12328                12257
1993  11         12399                12324
1994  02         12463                12382
1994  05         12535                12450
1994  08         12612                12504
1994  11         12708                12595
1995  02         12817                12695
1995  05         12939                12813
1995  08         13050                12897
1995  11         13164                13006
1996  02         13272                13104
1996  05         13379                13206
1996  08         13482                13282
1996  11         13589                13382
1997  02         13695                13482
1997  05         13809                13589
1997  08         13923                13672
1997  11         14040                13781
1998  02         14151                13885
1998  05         14268                13991
1998  08         14378                14069
1998  11         14486                14169
-----------------------------------------------------------


                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                      PERIODS ENDED NOVEMBER 30, 1998
                                                      --------------------------------          FINAL VALUE OF A
                                                      1 YEAR      5 YEARS      10 YEARS        $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
New Jersey Tax-Exempt Money Market Fund                3.18%       3.16%         3.78%              $14,486
Average New Jersey Tax-Exempt Money Market Fund        2.82        2.83          3.55                14,169
-----------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                             ----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
New Jersey Tax-Exempt Money Market Fund          2/3/1988        3.25%       3.14%         0.00%        3.82%       3.82%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY

NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-NOVEMBER 30, 1998
-----------------------------------------------------------
               NEW JERSEY INSURED
            LONG-TERM TAX-EXEMPT FUND           LEHMAN*
FISCAL    CAPITAL     INCOME       TOTAL         TOTAL
YEAR      RETURN      RETURN       RETURN       RETURN
-----------------------------------------------------------
1988        0.1%        5.9%         6.0%         5.3%
1989        4.4         7.4         11.8         11.0
1990        0.7         7.0          7.7          7.7
1991        2.3         6.7          9.0         10.3
1992        4.1         6.4         10.5         10.0
1993        6.6         5.9         12.5         11.1
1994      -11.2         5.1         -6.1         -5.2
1995       13.3         6.4         19.7         18.9
1996       -0.7         5.4          4.7          5.9
1997        1.0         5.4          6.4          7.2
1998        2.3         5.3          7.6          7.8
-----------------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                 New Jersey Insured
                     Long-Term           Average                Lehman
                     Tax-Exempt         New Jersey          Municipal Bond
                        Fund          Tax-Exempt Fund           Index
1988  11               10000               10000                10000
1989  02               10245               10226                10194
1989  05               10745               10683                10627
1989  08               10836               10816                10811
1989  11               11181               11117                11101
1990  02               11178               11212                11239
1990  05               11389               11332                11404
1990  08               11423               11385                11505
1990  11               12038               11937                11956
1991  02               12412               12301                12275
1991  05               12669               12525                12554
1991  08               12922               12818                12861
1991  11               13122               13134                13182
1992  02               13468               13521                13500
1992  05               13749               13744                13786
1992  08               14308               14234                14296
1992  11               14498               14421                14504
1993  02               15563               15466                15358
1993  05               15710               15411                15435
1993  08               16304               16011                16041
1993  11               16314               16111                16111
1994  02               16404               16303                16208
1994  05               16005               15639                15817
1994  08               16257               15791                16069
1994  11               15319               14923                15270
1995  02               16857               16303                16519
1995  05               17531               16909                17263
1995  08               17615               16923                17495
1995  11               18331               17614                18157
1996  02               18490               17847                18345
1996  05               18134               17484                18052
1996  08               18478               17710                18412
1996  11               19201               18454                19224
1997  02               19307               18637                19355
1997  05               19502               18762                19547
1997  08               19999               19159                20115
1997  11               20430               19643                20603
1998  02               20936               20205                21125
1998  05               21207               20372                21380
1998  08               21678               20696                21855
1998  11               21986               21020                22202
--------------------------------------------------------------------------------


                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                              PERIODS ENDED NOVEMBER 30, 1998
                                                             ---------------------------------           FINAL VALUE OF A
                                                             1 YEAR       5 YEARS     10 YEARS         $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         New Jersey Insured Long-Term Tax-Exempt Fund          7.59%       6.15%         8.20%               $21,986
         Average New Jersey Tax-Exempt Fund                    7.01        5.46          7.71                21,020
         Lehman Municipal Bond Index                           7.76        6.62          8.30                22,202
-------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                             ----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
New Jersey Insured Long-Term
  Tax-Exempt Fund                                2/3/1988        8.44%       5.89%         2.17%        6.14%       8.31%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------
Yield                            2.9%
Average Maturity              64 days
Average Quality                 MIG-1
Expense Ratio                   0.20%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
MIG-1/SP-1+                              72.1%
A-1/P-1                                  21.6
AAA/AA                                    5.5
A                                         0.8
----------------------------------------------
Total                                   100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE

NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                       NEW JERSEY INSURED           LEHMAN
                                LONG-TERM           INDEX*
----------------------------------------------------------
Number of Issues                       190          47,383
Yield                                 4.3%            4.4%
Yield to Maturity                     4.5%              --
Average Coupon                        5.3%            5.5%
Average Maturity                 8.0 years      13.5 years
Average Quality                        AAA             AA+
Average Duration                 6.2 years       7.2 years
Expense Ratio                        0.20%              --
Cash Reserves                         0.0%              --

*Lehman Municipal Bond Index.


INVESTMENT FOCUS
[GRAPH]


VOLATILITY MEASURES
-----------------------------------------------------------------
                               NEW JERSEY INSURED          LEHMAN
                                   LONG-TERM               INDEX*
-----------------------------------------------------------------
R-Squared                             0.98                  1.00
Beta                                  1.06                  1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------
AAA                                               94.9%
AA                                                 5.1
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.0
------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------
Under 1 Year                                       2.1%
1-5 Years                                         20.7
5-10 Years                                        39.7
10-20 Years                                       35.7
20-30 Years                                        1.8
Over 30 Years                                      0.0
------------------------------------------------------
Total                                            100.0%

                                                                         [PHOTO]
FINANCIAL STATEMENTS

NOVEMBER 30, 1998

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE         MARKET
                                                                               MATURITY              AMOUNT         VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                             COUPON       DATE                 (000)          (000)
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.5%)
--------------------------------------------------------------------------------------------------------------------------
Bernards Township NJ BAN                                              4.00%    5/21/1999         $    4,311   $     4,317
Burlington County NJ BAN                                              3.90%    2/10/1999             20,000        20,015
Burlington County NJ BAN                                              4.00%    3/11/1999              4,842         4,848
Chatham Township NJ BAN                                              3.875%    2/18/1999              1,215         1,215
Cherry Hill Township NJ                                               3.75%   10/13/1999             44,522        44,814
Cranbury Township NJ BAN                                             3.875%    3/10/1999              2,845         2,847
Essex County NJ Improvement Auth. Pooled Govt. Loan VRDO              2.75%    12/2/1998 LOC         32,650        32,650
Essex Fells NJ BAN                                                    4.25%   12/11/1998              4,750         4,751
Gloucester County NJ PCR VRDO (Mobil Oil Refining Corp. Project)      3.00%    12/2/1998             20,200        20,200
Hackensack City NJ BAN                                                4.00%   12/17/1998              4,943         4,943
Linden City NJ BAN                                                    3.75%    6/16/1999              3,000         3,001
Mercer County NJ BAN                                                  4.00%    3/11/1999             18,005        18,028
Monmouth County NJ VRDO (Improvement Auth.
   Pooled Govt. Loan Program)                                         2.65%    12/2/1998 LOC         50,000        50,000
Montgomery Township NJ BAN                                            4.00%    2/10/1999              4,905         4,909
Morris County NJ BAN                                                  3.60%    9/29/1999             36,342        36,459
Morris County NJ BAN                                                  4.25%    12/9/1998             13,887        13,889
Morris County NJ BAN                                                  6.00%    7/15/1999              2,193         2,226
Mountain Lakes NJ BAN                                                 4.00%    1/27/1999              1,156         1,157
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)        3.00%    2/12/1999 LOC          4,000         4,000
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)        3.00%    3/11/1999 LOC          7,800         7,800
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)        3.25%    12/7/1998 LOC         22,100        22,100
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)        3.25%   12/14/1998 LOC          3,000         3,000
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)        3.35%   12/14/1998 LOC         14,100        14,100
New Jersey Econ. Dev. Auth. CP (Exxon Project)                        2.75%    12/2/1998             12,500        12,500
New Jersey Econ. Dev. Auth. CP (Lawrence School Project)              3.00%     2/8/1999             23,100        23,100
New Jersey Econ. Dev. Auth. CP (Logan Project)                        2.95%    2/24/1999 LOC          5,000         5,000
New Jersey Econ. Dev. Auth. CP (Logan Project)                        3.10%    3/12/1999 LOC          9,200         9,200
New Jersey Econ. Dev. Auth. CP (Logan Project)                        3.25%   12/15/1998 LOC         20,000        20,000

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE         MARKET
                                                                                MATURITY             AMOUNT         VALUE*
                                                                    COUPON          DATE              (000)          (000)
--------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. CP (Logan Project)                        3.35%   12/10/1998 LOC      $   8,500     $   8,500
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           2.75%    12/2/1998 (2)          1,745         1,745
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           2.80%    12/2/1998              4,000         4,000
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.10%    12/2/1998 (2)          6,700         6,700
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.30%    12/2/1998 (2)         15,600        15,600
New Jersey Econ. Dev. Auth. PCR VRDO
   (Public Service Electric & Gas Co.)                                3.00%    12/2/1998 (1)         14,120        14,120
New Jersey Econ. Dev. Auth. VRDO (United States Golf Association)     3.15%    12/3/1998              2,400         2,400
New Jersey Econ. Dev. Auth. Water Fac. TOB VRDO
   (NJ American Water Co. Project)                                    3.35%    12/3/1998 (3)+         4,850         4,850
New Jersey Econ. Dev. Auth. Water Fac. VRDO
    (Elizabethtown Water Co. Project)                                 3.00%    12/2/1998             33,100        33,100
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        3.00%    12/2/1998 (2)          4,600         4,600
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        3.10%    12/2/1998 (2)         25,500        25,500
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        3.30%    12/2/1998 (2)         13,000        13,000
New Jersey GO                                                         4.50%     3/1/1999              6,365         6,381
New Jersey GO TOB VRDO                                                3.30%    12/3/1998 +           14,000        14,000
New Jersey Health Care Fac. Finance Auth. VRDO
   (Hosp. Capital Asset Pooled Program)                               2.95%    12/3/1998 LOC         53,100        53,100
New Jersey Highway Auth. Rev. (Garden State Parkway)                  7.25%     1/1/1999 (Prere.)     6,705         6,860
New Jersey Sports & Exposition Auth. VRDO                             3.15%    12/3/1998 (1)         46,970        46,970
New Jersey TRAN CP                                                    3.00%     3/9/1999              2,000         2,000
New Jersey TRAN CP                                                   3.125%    1/21/1999             10,000        10,000
New Jersey TRAN CP                                                    3.35%    2/17/1999             10,000        10,000
New Jersey TRAN CP                                                    5.00%   12/15/1998              5,900         5,903
New Jersey Transp. Trust Fund TOB VRDO                                3.30%    12/3/1998 +            8,495         8,495
New Jersey Turnpike Auth. Rev. VRDO                                   2.90%    12/2/1998 (3) LOC    146,665       146,665
Ocean County NJ GO                                                    4.50%     6/1/1999              2,000         2,008
Paramus Borough NJ BAN                                                3.61%    8/13/1999              9,943         9,944
Paterson NJ GO                                                        4.55%    1/15/1999 (4)          2,029         2,031
Pequannock Township NJ BAN                                            4.25%    12/4/1998              4,285         4,285
Plainsboro Township NJ BAN                                            4.00%    5/18/1999              2,548         2,551
Port Auth. of New York & New Jersey CP                                3.00%    3/11/1999              8,815         8,815
Port Auth. of New York & New Jersey CP                                3.10%    2/16/1999                500           500
Port Auth. of New York & New Jersey CP                                3.35%    2/16/1999             22,875        22,875
Port Auth. of New York & New Jersey CP                                3.40%   12/17/1998              3,650         3,650
Port Auth. of New York & New Jersey CP                                3.50%   12/15/1998              5,640         5,640
Port Auth. of New York & New Jersey CP                                3.60%     8/1/1999              6,000         6,000
Princeton Township NJ BAN                                             3.75%    8/13/1999              7,000         7,009
Princeton Univ. NJ CP                                                 2.70%   12/16/1998              6,200         6,200
Princeton Univ. NJ CP                                                 2.75%   12/16/1998              1,500         1,500
Princeton Univ. NJ CP                                                 2.85%    3/16/1999              3,700         3,700
Princeton Univ. NJ CP                                                 2.90%    3/16/1999              7,500         7,500
Princeton Univ. NJ CP                                                 3.00%     2/1/1999             10,400        10,400
Princeton Univ. NJ CP                                                 3.30%   12/11/1998             10,700        10,700
Princeton Univ. NJ CP                                                 3.30%   12/16/1998              6,700         6,700
Randolph Township NJ BAN                                              3.75%     9/3/1999              3,413         3,420
Readington Township NJ BAN                                            4.25%    4/30/1999              6,000         6,014
Ridgewood NJ BAN                                                     4.125%    12/9/1998              4,800         4,800
Rockaway Township NJ BAN                                              3.90%    7/28/1999              5,030         5,041
Rutgers State Univ. NJ                                                6.90%     5/1/1999 (Prere.)     1,300         1,343
Salem County NJ PCR CP (PECO Project)                                 2.95%     3/9/1999 LOC          5,000         5,000
Salem County NJ PCR CP (PECO Project)                                 3.10%    3/12/1999 LOC          3,400         3,400
Salem County NJ PCR CP (PECO Project)                                 3.25%   12/15/1998 LOC          6,600         6,600
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                 2.90%    12/2/1998 (1)          9,900         9,900
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                 3.00%    12/2/1998 (1)          1,000         1,000
Salem County NJ PCR VRDO (Public Service Electric & Gas Co.)          2.85%    12/2/1998 (1)          6,500         6,500

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE         MARKET
                                                                                MATURITY             AMOUNT         VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                             COUPON          DATE              (000)          (000)
--------------------------------------------------------------------------------------------------------------------------
Scotch Plains Township NJ BAN                                         4.25%    6/10/1999          $   4,400    $    4,412
Somerset County NJ Industrial Pollution Control Fin. Auth. PCR VRDO
   (American Cyanamid Co. Project)                                    2.65%    12/2/1998             13,000        13,000
South New Jersey Transp. Auth. BAN                                    2.95%    11/3/1999             25,000        25,000
Sussex County NJ Muni. Util. Auth. Rev.                              7.875%    12/1/1998 (Prere.)     3,500         3,570
Union County NJ PCR VRDO (Exxon Project)                              2.80%    12/2/1998             20,300        20,300
Union County NJ PCR VRDO (Exxon Project)                              2.90%    12/2/1998             16,800        16,800
Watchung Borough NJ BAN                                               4.00%    5/14/1999              8,950         8,961
West Orange Township NJ BAN                                           3.75%    6/23/1999              4,397         4,400
OUTSIDE NEW JERSEY:
Puerto Rico Electric Power Auth. TOB VRDO                             3.05%    12/3/1998 +            7,175         7,175
Puerto Rico Govt. Dev. Bank VRDO                                      2.90%    12/2/1998 (1) LOC      8,900         8,900
Puerto Rico Highway & Transp. Auth. TOB VRDO                          3.05%    12/3/1998 +           13,045        13,045
Puerto Rico Industrial Medical & Environmental
   Fac. Auth. PCR PUT (Abbott Laboratories Project)                   3.55%     3/1/1999 +            8,750         8,750
Puerto Rico Infrastructure Fin. Auth. TOB VRDO                        3.05%    12/3/1998 +            6,240         6,240
Puerto Rico TRAN                                                      3.50%    7/30/1999 ++          10,000        10,042
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,161,179)                                                                                            1,161,179
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               30,980
Liabilities                                                                                                       (12,888)
                                                                                                               -----------
                                                                                                                   18,092
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 1,179,285,929 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,179,271
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

*See Note A in Notes to Financial Statements.
+Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, the aggregate value of these securities was $62,555,000 representing 5.3% of net assets.
For key to abbreviations and other references, see page 23.

--------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,179,301        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                                 (30)          --
 Unrealized Appreciation                                                                                  --           --
==========================================================================================================================
 NET ASSETS                                                                                       $1,179,271        $1.00
==========================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                                MATURITY                AMOUNT         VALUE*
                                                                    COUPON          DATE                 (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (103.6%)
-----------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (89.5%)
Atlantic City NJ Board of Educ. GO                                    6.00%    12/1/2012 (4)          $  4,600       $ 5,295
Atlantic City NJ Board of Educ. GO                                    6.10%    12/1/2015 (4)             2,000         2,318
Atlantic County NJ COP                                                6.00%     3/1/2014 (3)             3,685         4,211
Atlantic County NJ COP                                                6.00%     3/1/2015 (3)             1,480         1,691
Atlantic County NJ COP                                                7.40%     3/1/2010 (3)             1,755         2,217
Atlantic County NJ COP                                                7.40%     3/1/2011 (3)             4,025         5,120
Atlantic County NJ Util. Auth. Sewer Rev.                             5.85%    1/15/2015 (2)             3,000         3,231
Bayshore NJ Regional Sewer Auth. Rev.                                 5.40%     5/1/2012 (1)               500           527
Bergen County NJ Util. Auth. Water PCR                                5.50%    6/15/2002 (3)(Prere.)    15,750        16,672
Brick Township NJ Muni. Util. Auth. Rev.                              5.00%    12/1/2016 (3)            11,150        11,281
Camden County NJ Muni. Util. Auth. Sewer Rev.                         0.00%     9/1/2004 (3)             8,345         6,555
Camden County NJ Muni. Util. Auth. Sewer Rev.                         0.00%     9/1/2005 (3)            18,545        13,896
Camden County NJ Muni. Util. Auth. Sewer Rev.                         0.00%     9/1/2006 (3)            18,545        13,264
Cape May County NJ Muni. Util. Auth. Rev.                             5.75%     1/1/2016 (1)            14,975        15,869
Cape May County NJ PCR (Atlantic City Electric)                       6.80%     3/1/2021 (1)            15,400        19,409
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              5.40%     1/1/2013 (3)             9,000         9,522
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              5.50%     1/1/2026 (3)            35,600        37,256
Delaware River Port Auth. Pennsylvania & New Jersey Rev.              6.50%     1/1/2009 (2)             3,500         3,510
Delaware River Port Auth. Pennsylvania & New Jersey Rev.             7.375%     1/1/2007 (2)             9,500         9,724
Elizabeth NJ GO Fiscal Year Adjustment Bonds                          6.60%     8/1/2001 (1)(Prere.)     8,750         9,566
Essex County NJ Improvement Auth. Lease Rev.                          5.50%    12/1/2008 (2)             2,560         2,748
Essex County NJ Improvement Auth. Lease Rev.                          5.50%    12/1/2013 (2)             7,500         8,022
Essex County NJ Util. Auth. Solid Waste Rev.                          5.60%     4/1/2016 (4)             2,200         2,357
Evesham NJ Muni. Util. Auth. Rev.                                     7.00%     7/1/2010 (1)             1,700         1,786
Evesham NJ Muni. Util. Auth. Rev.                                     7.00%     7/1/2015 (1)               450           472
Gloucester County NJ Util. Auth. Sewer Rev.                           5.40%     1/1/2016 (1)             3,410         3,555
Gloucester Township NJ GO                                             5.75%    7/15/2010 (2)             2,880         3,242
Gloucester Township NJ Muni. Util. Auth. Rev.                         5.65%     3/1/2018 (2)             2,755         3,047
Hamilton Township NJ Muni. Util. Auth. Rev.                           6.00%    8/15/2002 (3)(Prere.)     1,000         1,096
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2003 (1)             3,800         3,174
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2004 (1)             3,750         2,997
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2005 (1)             3,805         2,908
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      0.00%     8/1/2006 (1)             2,000         1,463
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                      6.25%     8/1/2013 (1) -           9,590        11,275
Hudson County NJ Correctional Fac. COP                                6.50%    12/1/2011 (1)             9,000         9,815
Hudson County NJ General Improvement GO                               6.55%     7/1/2007 (3)             1,300         1,526
Hudson County NJ General Improvement GO                               6.55%     7/1/2009 (3)               635           755
Hudson County NJ Improvement Auth. Lease Rev.                         6.00%    12/1/2002 (3)(Prere.)     6,525         7,186
Irvington Township NJ GO                                              0.00%     8/1/2007 (1)             1,000           699
Irvington Township NJ GO                                              0.00%     8/1/2009 (1)             2,580         1,627
Irvington Township NJ GO                                              0.00%     8/1/2010 (1)             2,080         1,244
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2011 (3)             2,625         2,721
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2019 (3)             3,000         3,024
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2021 (3)             3,500         3,528
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2022 (3)             4,000         4,032
Lenape NJ Regional High School Dist. GO                               5.00%     4/1/2023 (3)             4,000         4,031
Middlesex County NJ COP                                              5.125%    6/15/2016 (1)++           3,805         3,903
Middlesex County NJ Util. Auth. Sewer Rev.                           5.125%    12/1/2016 (3)             4,550         4,683
Middlesex County NJ Util. Auth. Sewer Rev.                            5.25%    3/15/2010 (2)             2,740         2,908
Middlesex County NJ Util. Auth. Sewer Rev.                            5.25%    9/15/2010 (2)             1,790         1,900
Middlesex County NJ Util. Auth. Sewer Rev.                            5.25%    12/1/2010 (3)             3,145         3,370
Middlesex County NJ Util. Auth. Sewer Rev.                           5.375%    9/15/2015 (2)             3,775         3,959
Middlesex County NJ Util. Auth. Sewer Rev.                            6.50%    3/15/2001 (3)(Prere.)     6,300         6,813
Monmouth County NJ Improvement Auth. Rev. Governmental Loan           5.40%    12/1/2012 (1)             2,505         2,685
Monmouth County NJ Improvement Auth. Rev.
   (Howell Township Board of Ed.)                                     5.80%    7/15/2017 (2)             1,180         1,287
Mount Laurel Township NJ Muni. Util. Auth. Util. System Rev.          6.00%     7/1/2015 (1)             4,250         4,538
New Brunswick NJ Housing & Urban Dev. Rev.                            5.75%     7/1/2024 (1)            13,640        14,492



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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE         MARKET
                                                                                MATURITY                 AMOUNT         VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                        COUPON          DATE                  (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
New Brunswick NJ Housing & Urban Dev. Rev.                            6.00%     7/1/2012 (1)           $  6,000       $ 6,501
New Jersey Econ. Dev. Auth. Lease Rev.
   (Bergen County Administration Complex)                             5.50%   11/15/2012 (1)++            4,375         4,678
New Jersey Econ. Dev. Auth. Lease Rev.
   (Bergen County Administration Complex)                            5.625%   11/15/2014 (1)++            4,870         5,195
New Jersey Econ. Dev. Auth. Lease Rev.
   (Bergen County Administration Complex)                             5.75%   11/15/2016 (1)++            5,440         5,812
New Jersey Econ. Dev. Auth. Lease Rev.
   (Bergen County Administration Complex)                             5.75%   11/15/2018 (1)++            6,080         6,471
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           2.75%    12/2/1998 (2)              1,000         1,000
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           2.80%    12/2/1998 (2)             12,000        12,000
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                           3.10%    12/2/1998 (2)              2,800         2,800
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health  Service)          0.00%     1/1/2012 (2)              2,500         1,370
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health  Service)          0.00%     1/1/2013 (2)              3,000         1,549
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                  5.80%     7/1/2007 (1)              1,000         1,101
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                  5.80%     7/1/2009 (1)              7,250         7,983
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                 5.875%     7/1/2011 (1)             23,175        25,542
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2008 (1)              2,305         1,537
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2011 (1)              4,650         2,640
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2012 (1)              4,550         2,437
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2013 (1)              4,500         2,269
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)               0.00%     7/1/2014 (1)              4,210         2,010
New Jersey Econ. Dev. Auth. Rev. PCR VRDO
   (Public Service Electric & Gas Co.)                                3.00%    12/2/1998 (1)              8,300         8,300
New Jersey Econ. Dev. Auth. Water Fac. Rev. VRDO
   (United Water Co.)                                                 3.30%    12/2/1998 (2)             11,000        11,000
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)                         5.00%     7/1/2017 (1)              2,500         2,531
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)                         5.25%     7/1/2013 (1)              2,500         2,633
New Jersey Educ. Fac. Auth. Rev. (Kean College)                       6.60%     7/1/2001 (1)(Prere.)      3,700         4,037
New Jersey Educ. Fac. Auth. Rev. (NJ Institute of Technology)         6.00%     7/1/2024 (1)              1,500         1,654
New Jersey Educ. Fac. Auth. Rev. (Rider College)                      6.20%     7/1/2017 (2)              4,000         4,368
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                   5.25%     7/1/2010 (2)++            2,500         2,664
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                   5.25%     7/1/2012 (2)++            1,275         1,346
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                   5.60%     7/1/2016 (1)              1,765         1,881
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                  5.625%     7/1/2019 (1)              3,625         3,846
New Jersey Educ. Fac. Auth. Rev. (Trenton State College)              6.00%     7/1/2012 (2)              3,005         3,256
New Jersey Health Care Fac. Auth. Rev. (Burdette Tomlin
   Memorial Hosp.)                                                    6.50%     7/1/2012 (3)              1,500         1,618
New Jersey Health Care Fac. Auth. Rev.
   (Community Medical Center/Kimball Medical Center/
   Kensington Manor Care Center)                                      5.00%     7/1/2010 (4)              4,695         4,891
New Jersey Health Care Fac. Auth. Rev.
   (Community Medical Center/Kimball Medical Center/

   Kensington Manor Care Center)                                      5.25%     7/1/2009 (4)              5,500         5,892
New Jersey Health Care Fac. Auth. Rev.
   (Community Medical Center/Kimball Medical Center/
   Kensington Manor Care Center)                                      5.25%     7/1/2012 (4)              1,500         1,572
New Jersey Health Care Fac. Auth. Rev.
   (Community Medical Center/Kimball Medical Center/
   Kensington Manor Care Center)                                      7.00%     7/1/2020 (1)              2,850         3,039
New Jersey Health Care Fac. Auth. Rev.
   (Hackensack Univ. Medical Center)                                  5.00%     1/1/2028 (1)             21,860        21,945
New Jersey Health Care Fac. Auth. Rev.
   (Hackensack Univ. Medical Center)                                 5.375%     1/1/2013 (1)              2,355         2,485
New Jersey Health Care Fac. Auth. Rev. (Holy Name Hosp.)              5.25%     7/1/2020 (2)              4,100         4,204
New Jersey Health Care Fac. Auth. Rev.
   (Jersey Shore Medical Center)                                      6.20%     7/1/2013 (2)              3,130         3,475

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE         MARKET
                                                                                MATURITY                 AMOUNT         VALUE*
                                                                    COUPON          DATE                  (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Auth. Rev.
   (Jersey Shore Medical Center)                                      6.20%     7/1/2014 (2)           $  3,075       $ 3,422
New Jersey Health Care Fac. Auth. Rev.
   (Jersey Shore Medical Center)                                      6.25%     7/1/2016 (2)              2,000         2,223
New Jersey Health Care Fac. Auth. Rev. (Memorial Health Alliance)     6.25%     7/1/2000 (3)(Prere.)      8,000         8,344
New Jersey Health Care Fac. Auth. Rev. (Mercer Medical Center)        6.50%     7/1/2010 (1)              6,000         6,475
New Jersey Health Care Fac. Auth. Rev. (Mountainside Hosp.)           5.35%     7/1/2007 (1)              3,215         3,436
New Jersey Health Care Fac. Auth. Rev.
   (Muhlenberg Medical Center)                                        8.00%     7/1/2018 (2)                750           768
New Jersey Health Care Fac. Auth. Rev.
   (Newark Beth Israel Medical Center)                                6.00%     7/1/2016 (4)              8,500         9,327
New Jersey Health Care Fac. Auth. Rev. (Riverview Medical Center)     6.25%     7/1/2010 (2)              2,935         3,412
New Jersey Health Care Fac. Auth. Rev. (Society of the Valley Hosp.) 6.625%     7/1/2010 (1)              2,750         2,854
New Jersey Health Care Fac. Auth. Rev.
   (St. Clare's Riverside Medical Center)                             5.75%     7/1/2014 (1)              8,500         9,262
New Jersey Health Care Fac. Auth. Rev. (Virtua Health)                5.25%     7/1/2014 (4)++           20,000        20,761
New Jersey Health Care Fac. Auth. Rev.
   (West Jersey Health System)                                        6.00%     7/1/2002 (1)(Prere.)      5,175         5,655
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            4.95%     6/1/2010 (2)              6,325         6,444
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.05%     6/1/2011 (2)              5,100         5,144
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.15%     6/1/2012 (2)              5,250         5,334
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.            5.20%     6/1/2013 (2)              8,240         8,419
New Jersey Sports & Exposition Auth. VRDO                             3.15%    12/3/1998 (1)              7,900         7,900
New Jersey Transp. Trust Fund Rev.                                    5.50%    6/15/2011 (1)              5,000         5,379
New Jersey Transp. Trust Fund Rev.                                    5.50%    6/15/2013 (1)              3,000         3,198
New Jersey Transp. Trust Fund Rev.                                    6.00%    6/15/2011 (1)             31,280        35,194
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2013 (1)             20,000        23,815
New Jersey Water Supply Auth. Delaware &
   Raritan Water System Rev.                                         5.375%    11/1/2010 (1)              2,230         2,405
New Jersey Water Supply Auth. Delaware &
   Raritan Water System Rev.                                         5.375%    11/1/2011 (1)              2,345         2,514
New Jersey Water Supply Auth. Delaware &
   Raritan Water System Rev.                                         5.375%    11/1/2013 (1)              2,600         2,751
Newark NJ General Improvement GO                                      5.50%    10/1/2008 (2)              1,660         1,816
North Bergen Township NJ GO                                           8.00%    8/15/2006 (4)              1,885         2,365
North Brunswick Township NJ Board of Educ. GO                         5.50%     2/1/2008 (3)              1,915         2,098
North Brunswick Township NJ Board of Educ. GO                         5.50%     2/1/2009 (3)              2,030         2,209
North Brunswick Township NJ GO                                        5.50%    5/15/2013 (3)              1,390         1,490
North Hudson NJ Sewer Auth. Rev.                                     5.125%     8/1/2008 (3)              2,000         2,132
North Hudson NJ Sewer Auth. Rev.                                     5.125%     8/1/2022 (3)             23,950        24,139
North Hudson NJ Sewer Auth. Rev.                                      5.25%     8/1/2016 (3)             14,360        14,877
North Jersey Water Dist. Rev. (Wanaque South Project)                 6.00%     7/1/2012 (1)             10,125        11,090
Ocean County NJ Util. Auth. Waste Water Rev.                          5.00%     1/1/2014 (3)              2,000         2,000
Ocean County NJ Util. Auth. Waste Water Rev.                          6.60%     1/1/2018 (3)              4,000         4,251
Ocean County NJ Util. Auth. Waste Water Rev.                          6.60%     1/1/2018 (3)(ETM)         2,500         2,998
Ocean Township NJ Muni. Util. Auth. Rev.                              6.00%     8/1/2017 (1)              3,975         4,553
Old Bridge Township NJ Muni. Util. Auth. Rev.                         6.25%    11/1/2016 (3)              1,400         1,540
Old Bridge Township NJ Muni. Util. Auth. Rev.                         6.40%    11/1/2009 (3)              3,000         3,327
Passaic Valley NJ Sewer Comm. Rev.                                    5.75%    12/1/2008 (2)              4,450         4,829
Passaic Valley NJ Sewer Comm. Rev.                                    5.75%    12/1/2013 (2)              4,000         4,317
Plainfield NJ GO                                                      6.25%    7/15/2007 (2)              6,930         7,596
Port Auth. of New York & New Jersey Rev.                             5.125%   11/15/2012 (3)++            2,500         2,601
Port Auth. of New York & New Jersey Rev.                             5.125%   11/15/2013 (3)++            5,735         5,919
Rutgers State Univ. NJ                                                5.00%     5/1/2023 (3)              3,260         3,283
Rutgers State Univ. NJ                                               5.125%     5/1/2020 (3)              3,835         3,898
South Brunswick Township NJ Board of Educ. GO                         5.25%     8/1/2020 (3)              3,535         3,616
South Brunswick Township NJ Board of Educ. GO                         5.25%     8/1/2022 (3)              4,630         4,736
South Brunswick Township NJ Board of Educ. GO                         5.50%     8/1/2024 (3)              2,500         2,632
South Brunswick Township NJ Board of Educ. GO                         6.40%     8/1/2005 (3)(Prere.)      4,520         5,155
South Jersey Transp. Auth. Transp. System Rev.                        5.90%    11/1/2006 (1)              3,435         3,748
South Jersey Transp. Auth. Transp. System Rev.                        5.90%    11/1/2007 (1)              2,545         2,777

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE         MARKET
                                                                                MATURITY             AMOUNT         VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                        COUPON          DATE              (000)          (000)
--------------------------------------------------------------------------------------------------------------------------
South Jersey Transp. Auth. Transp. System Rev.                        6.00%    11/1/2012 (1)       $  5,250       $ 5,717
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.                      5.50%     6/1/2011 (3)          3,100         3,413
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.                   5.75%    12/1/2009 (1)         19,820        21,430
Sussex County NJ Muni. Util. Auth. Waste Water Rev.                   5.25%    12/1/2008 (1)          1,150         1,221
Union County NJ Improvement Auth. Rev. (Plainfield Board of Educ.)    5.80%     8/1/2020 (3)          4,000         4,326
Union County NJ Utilities Auth. Ogden Martin Rev.                    5.375%     6/1/2011 (2)          8,375         8,951
Union County NJ Utilities Auth. Ogden Martin Rev.                    5.375%     6/1/2012 (2)          8,995         9,557
Union County NJ Utilities Auth. Ogden Martin Rev.                    5.375%     6/1/2013 (2)          9,445         9,975
OUTSIDE NEW JERSEY:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.           5.125%    11/1/2011 (2)          3,400         3,600
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.            5.50%    11/1/2007 (2)          4,340         4,800
Puerto Rico Electric Power Auth. Rev.                                 6.50%     7/1/2006 (1)          6,820         7,906
Puerto Rico GO                                                        5.00%     7/1/2018 (1)         11,500        11,702
Puerto Rico Govt. Dev. Bank VRDO                                      2.90%    12/2/1998 (1)          7,330         7,330
Puerto Rico Infrastructure Fin. Auth Special Tax Rev.                 5.00%     7/1/2021 (2)          8,000         8,013
Puerto Rico Infrastructure Fin. Auth Special Tax Rev.                 5.00%     7/1/2028 (2)         18,100        18,130
Puerto Rico Public Building Auth. Rev.                                0.00%     7/1/2002 (3)          4,000         3,502
Puerto Rico Public Building Auth. Rev.                                5.00%     7/1/2027 (2)         25,810        25,851
                                                                                                              ------------
                                                                                                                  995,386
                                                                                                              ------------
SECONDARY MARKET INSURED (8.1%)
Atlantic County NJ Util. Auth. Sewer Rev.                            6.875%     1/1/2012 (2)(ETM)     3,000         3,513
New Jersey Building Auth. Rev.                                        5.00%    6/15/2012 (4)         10,000        10,365
New Jersey Highway Auth. Rev. (Garden State Parkway)                  6.00%     1/1/2016 (2)          5,000         5,273
New Jersey Highway Auth. Rev. (Garden State Parkway)                  6.20%     1/1/2010 (2)         20,000        23,055
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2013 (1)         10,000        11,981
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2016 (1)         18,250        21,958
Port Auth. of New York & New Jersey Rev.                             5.375%    7/15/2022 (3)          5,000         5,196
Port Auth. of New York & New Jersey Rev.                             6.875%     1/1/2025 (2)          3,200         3,342
Univ. of Medicine & Dentistry NJ Rev.                                 6.50%    12/1/2012 (1)          4,000         4,820
                                                                                                              ------------
                                                                                                                   89,503
                                                                                                              ------------
NONINSURED (6.0%)
Burlington County NJ Bridge Comm. Rev.                                5.30%    10/1/2013              9,500         9,984
Cherry Hill Township NJ GO                                            6.30%     6/1/2012              3,745         4,089
Mercer County NJ Improvement Auth. Library System Rev.                6.00%    12/1/2003 (Prere.)     1,000         1,114
Mercer County NJ Improvement Auth. Solid Waste Rev.                  5.375%    9/15/2012             11,120        11,875
Mercer County NJ Improvement Auth. Special Services
   School Dist. Rev.                                                  5.75%   12/15/2008              1,165         1,303
Mercer County NJ Improvement Auth. Special Services
   School Dist. Rev.                                                  5.95%   12/15/2012              4,895         5,611
Monmouth County NJ Improvement Auth. GO (Correctional Fac.)           6.40%     8/1/2001 (Prere.)     1,850         2,013
New Jersey Environmental  Infrastructure Trust Waste Water Rev.       5.00%     9/1/2009              1,955         2,066
New Jersey GO                                                         5.00%     3/1/2011              7,875         8,200
New Jersey Transp. Trust Fund                                         4.40%    6/15/1999 (ETM)        5,000         5,036
Ocean County NJ Util. Auth. Waste Water Rev.                          6.30%     1/1/2013              2,215         2,454
Ocean County NJ Util. Auth. Waste Water Rev.                          6.35%     1/1/2014              2,360         2,621
Ocean County NJ Util. Auth. Waste Water Rev.                          6.35%     1/1/2015              2,515         2,794
Rutgers State Univ. NJ Rev.                                           6.40%     5/1/2013              3,000         3,561
Union County NJ PCR Fin. Auth. VRDO                                   2.90%    12/2/1998              4,000         4,000
                                                                                                              ------------
                                                                                                                   66,721
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,067,919)                                                                                            1,151,610
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.6%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   22,096
Payables for Investment Securities Purchased                                                                      (58,919)
Other Liabilities                                                                                                  (2,921)
                                                                                                               -----------
                                                                                                                  (39,744)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 92,773,793 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,111,866

==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $11.98
==========================================================================================================================
*See Note A in Notes to Financial Statements.
-Securities with a value of $2,469,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see below.

--------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,027,257       $11.07
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains--Note E                                                                1,819          .02
 Unrealized Appreciation (Depreciation)--Notes E and F
   Investment Securities                                                                              83,691          .90
   Futures Contracts                                                                                    (901)        (.01)
==========================================================================================================================
 NET ASSETS                                                                                       $1,111,866       $11.98
==========================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
++Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 1998.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              NEW JERSEY
                                                                                            NEW JERSEY           INSURED
                                                                                            TAX-EXEMPT         LONG-TERM
                                                                                          MONEY MARKET        TAX-EXEMPT
                                                                                                  FUND              FUND
                                                                                          -------------------------------
                                                                                            YEAR ENDED NOVEMBER 30, 1998
                                                                                          -------------------------------
                                                                                                 (000)              (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                  $36,541            $53,689
                                                                                              ---------------------------
        Total Income                                                                           36,541             53,689
                                                                                              ---------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                              139                129
        Management and Administrative                                                           1,712              1,661
        Marketing and Distribution                                                                350                231
    Custodian Fees                                                                                 19                 14
    Auditing Fees                                                                                   8                  8
    Shareholders' Reports                                                                          19                 20
    Annual Meeting and Proxy Costs                                                                  2                  2
    Trustees' Fees and Expenses                                                                     2                  2
                                                                                              ---------------------------
        Total Expenses                                                                          2,251              2,067
        Expenses Paid Indirectly--Note C                                                          (19)               (28)
                                                                                              ---------------------------
        Net Expenses                                                                            2,232              2,039
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          34,309             51,650
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                     --              5,335
    Futures Contracts                                                                              --             (1,331)
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                  --              4,004
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                          --             20,450
    Futures Contracts                                                                              --               (861)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED  APPRECIATION (DEPRECIATION)                                                  --             19,589
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $34,309            $75,243
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------------
                                                                   NEW JERSEY                              NEW JERSEY
                                                                   TAX-EXEMPT                          INSURED LONG-TERM
                                                                MONEY MARKET FUND                        TAX-EXEMPT FUND
                                                       ----------------------------------         ----------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                                                       -----------------------------------------------------------------------
                                                                1998               1997               1998              1997
                                                               (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                 $   34,309         $   31,796         $   51,650           $ 46,319
    Realized Net Gain (Loss)                                      --                 22              4,004               (613)
    Change in Unrealized Appreciation (Depreciation)              --                 --             19,589              9,271
                                                       -----------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                         34,309             31,818             75,243             54,977
                                                       -----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                    (34,309)           (31,796)           (51,650)           (46,319)
    Realized Capital Gain                                         --                 --               (888)            (2,334)
                                                       -----------------------------------------------------------------------
        Total Distributions                                  (34,309)           (31,796)           (52,538)           (48,653)
CAPITAL SHARE TRANSACTIONS(1)                          -----------------------------------------------------------------------
    Issued                                                 1,071,133            888,898            267,869            209,139
    Issued in Lieu of Cash Distributions                      32,698             30,361             39,729             37,374
    Redeemed                                                (940,847)          (820,876)          (158,702)          (161,566)
                                                       -----------------------------------------------------------------------
        Net Increase from Capital Share Transactions         162,984             98,383            148,896             84,947
------------------------------------------------------------------------------------------------------------------------------
    Total Increase                                           162,984             98,405            171,601             91,271
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                      1,016,287            917,882            940,265            848,994
                                                       -----------------------------------------------------------------------
    End of Year                                           $1,179,271         $1,016,287         $1,111,866           $940,265
==============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 1,071,133            888,898             22,569             18,101
    Issued in Lieu of Cash Distributions                      32,698             30,361              3,344              3,232
    Redeemed                                                (940,847)          (820,876)           (13,384)           (13,996)
                                                       -----------------------------------------------------------------------
        Net Increase in Shares Outstanding                   162,984             98,383             12,529              7,337
==============================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------------------------------
                                                                      NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
                                                                              YEAR ENDED NOVEMBER 30,
                                                             ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1998         1997         1996         1995          1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $1.00        $1.00        $1.00        $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

    Net Investment Income                                      .031         .033         .032         .035          .025
    Net Realized and Unrealized Gain (Loss) on Investments       --           --           --           --            --
                                                             ------------------------------------------------------------
        Total from Investment Operations                       .031         .033         .032         .035          .025
                                                             ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.031)       (.033)       (.032)       (.035)        (.025)
    Distributions from Realized Capital Gains                    --           --           --           --            --
                                                             ------------------------------------------------------------
        Total Distributions                                   (.031)       (.033)       (.032)       (.035)        (.025)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $1.00        $1.00        $1.00        $1.00         $1.00
=========================================================================================================================

TOTAL RETURN                                                  3.18%        3.32%        3.22%        3.60%         2.49%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

    Net Assets, End of Year (Millions)                      $1,179        $1,016         $918         $859          $792
    Ratio of Total Expenses to Average Net Assets            0.20%         0.20%        0.20%        0.21%         0.21%
    Ratio of Net Investment Income to Average Net Assets     3.12%         3.27%        3.17%        3.53%         2.46%
=========================================================================================================================


------------------------------------------------------------------------------------------------------------------------
                                                                     NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                 YEAR ENDED NOVEMBER 30,
                                                             -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996        1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $11.72       $11.64       $11.78       $10.40       $11.77
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .599         .608         .616         .623         .622
    Net Realized and Unrealized Gain (Loss) on Investments     .271         .112        (.082)       1.380       (1.307)
                                                             -----------------------------------------------------------
        Total from Investment Operations                       .870         .720         .534        2.003        (.685)
                                                             -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.599)       (.608)       (.616)       (.623)       (.622)
    Distributions from Realized Capital Gains                 (.011)       (.032)       (.058)          --        (.063)
                                                             -----------------------------------------------------------
        Total Distributions                                   (.610)       (.640)       (.674)       (.623)       (.685)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $11.98       $11.72       $11.64       $11.78       $10.40
========================================================================================================================

TOTAL RETURN                                                  7.59%        6.40%        4.75%       19.66%       -6.10%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $1,112         $940         $849         $796         $645
    Ratio of Total Expenses to Average Net Assets             0.20%        0.18%        0.20%        0.21%        0.21%
    Ratio of Net Investment Income to Average Net Assets      5.04%        5.26%        5.35%        5.50%        5.53%
    Portfolio Turnover Rate                                     14%          13%          11%           7%          13%
========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Exempt Funds comprises the New Jersey Tax-Exempt Money Market Fund and the New Jersey Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing its financial statements.

      1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. FUTURES CONTRACTS: The Insured Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

-----------------------------------------------------------------------------------------------
                                      CAPITAL CONTRIBUTION       PERCENTAGE       PERCENTAGE OF
                                           TO VANGUARD             OF FUND         VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND                    (000)              NET ASSETS      CAPITALIZATION
-----------------------------------------------------------------------------------------------
Money Market                                   $217                0.02%               0.3%
Insured Long-Term                               203                0.02                0.3
-----------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1998, directed brokerage and custodian fee offset arrangements reduced expenses by:

--------------------------------------------------------------------------------------------------
                                                   EXPENSE REDUCTION
                                                         (000)                    TOTAL EXPENSE
                                          -----------------------------------    REDUCTION AS A
                                            DIRECTED          CUSTODIAN           PERCENTAGE OF
NEW JERSEY TAX-EXEMPT FUND                  BROKERAGE           FEES            AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Money Market                                   --               $19                    --
Insured Long-Term                             $14                14                    --
--------------------------------------------------------------------------------------------------

D. During the year ended November 30, 1998, the Insured Long-Term Tax-Exempt Fund purchased $342,901,000 of investment securities and sold $141,225,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $3,919,000 through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes, at November 30, 1998, the funds had the following capital gains available for distribution, or capital losses available to offset future capital gains:

-----------------------------------------------------------------------------------------------
                                                                     CAPITAL LOSS
                                                              ---------------------------------
                                          CAPITAL GAINS                             EXPIRATION
                                          AVAILABLE FOR                          FISCAL YEAR(S)
                                          DISTRIBUTION         AMOUNT                ENDING
NEW JERSEY TAX-EXEMPT FUND                    (000)             (000)              NOVEMBER 30
-----------------------------------------------------------------------------------------------
Money Market                                     --             $(30)               2002-2004
Insured Long-Term                             $4,837             --                    --
-----------------------------------------------------------------------------------------------

F. At November 30, 1998, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $79,772,000, consisting of unrealized gains of $79,823,000 on securities that had risen in value since their purchase and $51,000 on securities that had fallen in value since their purchase.

      At November 30, 1998, the aggregate settlement value of open futures contracts expiring through March 1999 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------------------------------------
                                                                                           (000)
                                                                             ---------------------------------
                                                                              AGGREGATE           UNREALIZED
            NEW JERSEY TAX-EXEMPT FUND/                 NUMBER OF            SETTLEMENT          APPRECIATION
            FUTURES CONTRACTS                    LONG (SHORT) CONTRACTS         VALUE           (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
            Insured Long-Term/
               Municipal Bond Index                        110                 $13,912            $    257
               U.S. Treasury Bond                         (503)                 65,286              (1,236)
               U.S. Treasury Note                          (60)                  7,147                  78
--------------------------------------------------------------------------------------------------------------

Net unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

REPORT OF INDEPENDENT
ACCOUNTANTS
                                                                         [PHOTO]
To the Shareholders and Trustees of
Vanguard New Jersey Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Insured Long-Term Tax-Exempt Fund (constituting Vanguard New Jersey Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD NEW JERSEY TAX-EXEMPT
FUNDS

This information for the fiscal year ended November 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The Insured Long-Term Tax-Exempt Fund distributed $888,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. All of the capital gain dividends were designated as a 20% rate gain distribution.

       Each fund designates 100% of its income dividends as exempt-interest dividends.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.



                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
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  is the owner of trademarks and copyrights relating to the Russell Indexes.
  "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                   VANGUARD
                                  MILESTONES

                                   [GRAPHIC]
                            The Vanguard Group is
                           named for HMS Vanguard,
                      Admiral Horatio Nelson's flagship
                         at the Battle of the Nile on
                         August 1, 1798. Our founder,
                        John C. Bogle, chose the name
                       after reading Nelson's inspiring
                     tribute to his fleet: "Nothing could
                         withstand the squadron . . .
                      with the judgment of the captains,
                     together with their valour, and that
                       of the officers and men of every
                description, it was absolutely irresistible."


                                  [GRAPHIC]

                         Walter L. Morgan, founder of
                        Wellington Fund, the nation's
                         oldest balanced mutual fund
                       and forerunner of today's family
                         of some 100 Vanguard funds,
                       celebrated his 100th birthday on
                          July 23, 1998. Mr. Morgan,
                       a true investment pioneer, died
                       six weeks later on September 2.


                                  [GRAPHIC]

                               Wellington Fund,
                      The Vanguard Group's oldest fund,
                        was incorporated by Mr. Morgan
                     70 years ago, on December 28, 1928.
                           The fund was named after
                           the Duke of Wellington,
                            whose forces defeated
                          Napoleon Bonaparte at the
                         Battle of Waterloo in 1815.

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Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q140-01/26/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved. [GRAPHIC]